INNOVATOR LADDERED ALLOCATION POWER BUFFER ETF
Schedule of Investments
July 31, 2024 (Unaudited)

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS - 99.9% (a)
Innovator U.S. Equity Power Buffer ETF - January	942,905	$38,185,390
Innovator U.S. Equity Power Buffer ETF - February (b)	1,079,684	38,145,236
Innovator U.S. Equity Power Buffer ETF - March	1,004,940	38,418,856
Innovator U.S. Equity Power Buffer ETF - April	1,104,125	38,489,798
Innovator U.S. Equity Power Buffer ETF - May	1,119,068	38,473,558
Innovator U.S. Equity Power Buffer ETF - June (b)	1,056,319	37,921,852
Innovator U.S. Equity Power Buffer ETF - July (b)	966,210	37,875,432
Innovator U.S. Equity Power Buffer ETF - August (b)	1,044,188	38,447,002
Innovator U.S. Equity Power Buffer ETF - September	1,008,288	38,022,540
Innovator U.S. Equity Power Buffer ETF - October	978,178	37,687,144
Innovator U.S. Equity Power Buffer ETF - November	1,028,530	37,531,060
Innovator U.S. Equity Power Buffer ETF - December	1,006,047	37,958,153
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $398,859,467)		457,156,021

SHORT-TERM INVESTMENTS - 3.6%
Investments Purchased with Proceeds from Securities Lending - 3.61%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.51% (c)	16,491,025	16,491,025
TOTAL SHORT-TERM INVESTMENTS (Cost $16,491,025)		16,491,025

Total Investments (Cost $415,350,492) - 103.5%		473,647,046
Money Market Deposit Account - 0.1% (d)		210,557
Liabilities in Excess of Other Assets - (3.6)%		(16,500,847)
TOTAL NET ASSETS - 100.00%		$457,356,756

Asset Type	% of Net Assets
Affiliated Exchange Traded Funds	99.9%
Investments Purchased with Proceeds From Securities Lending	3.6
Money Market Deposit Account	0.1
Total Investments	103.6
Liabilities in Excess of Other Assets	(3.6)
Net Assets	100.0%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $16,146,747 which represented 3.5% of net assets. See Note 2.
(c) The rate shown represents the 7-day annualized effective yield as of July 31, 2024.
(d) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 5.24%.

1) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Innovator ETFs Trust (the "Trust") in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Trust’s Pricing Committee (“Pricing Committee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in  accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee.

If no quotation can be obtained from a pricing service, then the Pricing Committee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC, Fair Value Measurement (“ASC 820”), various inputs are used in determining the value of the Fund's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

• Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets
Affiliated Exchange Traded Funds	$457,156,021	$-	$-	$457,156,021
Investments Purchased with Proceeds From Securities Lending (a)	-	-	-	16,491,025
Total Assets	$457,156,021	$-	$-	$473,647,046

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

See the Schedule of Investments for the investments detailed by industry classification.

There were no Level 3 investments held by the Fund during the reporting period.
2) TRANSACTIONS WITH AFFILIATES

BUFF has the following transactions during the period ended July 31, 2024 with affiliated companies:

					Period Ended July 31, 2024
Security Name	Value as of November 1, 2023	Purchases	Sales	Value as of July 31, 2024	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Power Buffer ETF - January	$24,184,896	$14,063,344	$5,158,327	$38,185,390	942,905	$-	$1,014,891	$4,080,586
Innovator U.S. Equity Power Buffer ETF - February	24,256,332	14,043,212	5,087,034	38,145,236	1,079,684	-	971,834	3,960,892
Innovator U.S. Equity Power Buffer ETF - March	24,388,455	14,542,709	4,904,642	38,418,856	1,004,940	-	945,199	3,447,135
Innovator U.S. Equity Power Buffer ETF - April	24,357,930	14,670,323	4,928,843	38,489,798	1,104,125	-	883,601	3,506,787
Innovator U.S. Equity Power Buffer ETF - May	24,352,697	14,005,477	4,986,864	38,473,558	1,119,068	-	655,616	4,446,632
Innovator U.S. Equity Power Buffer ETF - June	24,418,943	13,980,328	4,956,086	37,921,852	1,056,319	-	650,662	3,828,005
Innovator U.S. Equity Power Buffer ETF - July	24,348,294	14,064,210	5,479,920	37,875,432	966,210	-	1,068,187	3,874,661
Innovator U.S. Equity Power Buffer ETF - August	24,374,240	14,144,134	5,719,316	38,447,002	1,044,188	-	892,402	4,755,542
Innovator U.S. Equity Power Buffer ETF - September	24,367,909	14,059,335	5,339,123	38,022,540	1,008,288	-	1,037,323	3,897,096
Innovator U.S. Equity Power Buffer ETF - October	24,428,663	14,086,805	4,921,612	37,687,144	978,178	-	1,164,011	2,929,277
Innovator U.S. Equity Power Buffer ETF - November	23,960,379	14,751,580	4,800,563	37,531,060	1,028,530	-	856,138	2,763,526
Innovator U.S. Equity Power Buffer ETF - December	23,983,254	14,071,238	5,404,808	37,958,153	1,006,047	-	945,833	4,362,636
Total				$457,156,021			$11,085,697	$45,852,775